FQF TRUST

O’Shares FTSE U.S. Quality Dividend ETF (NYSE Arca, Inc.: OUSA)

O’Shares FTSE Europe Quality Dividend ETF (NYSE Arca, Inc.: OEUR)

O’Shares FTSE Asia Pacific Quality Dividend ETF (NYSE Arca, Inc.: OASI)

(the “Funds”)

Supplement dated April 16, 2018 to the Funds’ Currently Effective

Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and Statement of Additional Information for the Funds and should be read in conjunction with those documents.

The Board of Trustees of FQF Trust has approved an Agreement and Plan of Reorganization and Termination (“Agreement”) providing for the reorganizations (“Reorganizations”) of the O’Shares FTSE U.S. Quality Dividend ETF, O’Shares FTSE Europe Quality Dividend ETF, and O’Shares FTSE Asia Pacific Quality Dividend ETF (each, an “Existing Fund”) into corresponding newly created, identically named exchange-traded funds of the OSI ETF Trust (each, a “New Fund”). Each Reorganization is subject to approval by shareholders of the corresponding Existing Fund.

Each New Fund has the same name and underlying index as the corresponding Existing Fund, will be managed in accordance with the same investment objective, and will be subject to substantially the same investment strategies, policies, and risks as the corresponding Existing Fund. Each New Fund will be operated in a substantially similar manner as the corresponding Existing Fund, except that each New Fund will be advised by O’Shares Investment Advisers, LLC and sub-advised by the Existing Funds’ current adviser, FFCM LLC. The same portfolio managers who manage the Existing Funds will continue to manage the New Funds.

Pursuant to the Agreement, all of the assets and liabilities of each Existing Fund will be transferred to the corresponding New Fund in exchange for shares of beneficial interest of the corresponding New Fund. As a result of the Reorganizations, shareholders of each Existing Fund will become shareholders of the corresponding New Fund. Shareholders of each Existing Fund will receive shares of the corresponding New Fund with a value equal to the aggregate net asset value of their shares of the corresponding Existing Fund held immediately prior to the Reorganization. Each Reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record as of May 7, 2018 of the Existing Funds will be asked to vote on the Reorganizations. If approved by each Existing Fund’s shareholders, the Reorganizations are expected to close on or about June 22, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.